4Q20 Financial Results January 15, 2021

Agenda Page 1 4Q20 and FY2020 Financial results 1 2 2021 Financial outlook Income statement Balance sheet 12 15 3 Appendix Key drivers and performance targets by LOB 18 4 Notes 22

4Q20 Financial highlights 1 See note 2 on slide 22 2 3 4 See note 1 on slide 22 5 See note 6 on slide 23 6 7 See note 7 on slide 23 8 See note 4 on slide 23 ROTCE1 24% Net payout LTM3 59% CET1 capital ratios2 Std. 13.1%; Adv. 13.8% 4Q20 net income of $12.1B and EPS of $3.79 Managed revenue of $30.2B4,5 Expense of $16.0B5 and managed overhead ratio of 53%4 Balance sheet Loans6,7: average loans of $996B up 1% YoY and 1% QoQ Deposits: average deposits of $2.1T up 35% YoY and 6% QoQ Basel III CET1 capital of $205B2 Standardized CET1 capital ratio of 13.1%2; Advanced CET1 capital ratio of 13.8%2 Capital returned to shareholders Common dividend of $2.8B or $0.90 per share No repurchases in 4Q208 Pretax Net income EPS Firmwide credit reserve release $2,939 $2,234 $0.72 Significant items ($mm, excluding EPS) 1

4Q20 3Q20 4Q19 Net interest income $13.4 $0.2 ($0.9) Noninterest revenue2 16.8 (0.0) 1.9 Managed revenue1,2 30.2 0.2 1.0 Expense2 16.0 (0.8) (0.2) Credit costs (1.9) (2.5) (3.3) Reported net income $12.1 $2.7 $3.6 Net income applicable to common stockholders $11.7 $2.7 $3.6 Reported EPS $3.79 $0.87 $1.22 ROE3 19% 15% 14% ROTCE3,4 24 19 17 1,3 53 56 56 Memo: Adjusted expense 5 $15.8 ($0.6) ($0.3) Memo: Adjusted overhead ratio 1,3,5 52% 55% 55% $ O/(U) $B 4Q20 3Q20 4Q19 Net charge-offs $1.1 $1.2 $1.5 Reserve build/(release) (2.9) (0.6) (0.1) Credit costs ($1.9) $0.6 $1.4 4Q20 Financial results1 4Q20 ROE O/H ratio CCB 32% 55% CIB 26% 44% CB 36% 39% AWM 29% 71% $B, except per share data Note: Totals may not sum due to rounding 1 See note 1 on slide 22 2 See note 6 on slide 23 3 Actual numbers f or all periods, not ov er/(under) 4 See note 2 on slide 22 5 See note 3 on slide 22 6 Ref lects f ully taxable- 4Q20 Tax rate Effective rate:19.4% Managed rate: 24.2%1,6 2

$ O/(U) FY2020 FY2019 FY2019 Net interest income $55.0 $57.8 ($2.8) Noninterest revenue2 67.9 60.7 7.3 Managed revenue1,2 122.9 118.5 4.5 Expense2 66.7 65.3 1.4 Credit costs 17.5 5.6 11.9 Reported net income $29.1 $36.4 ($7.3) Net income applicable to common stockholders $27.4 $34.6 ($7.2) Reported EPS $8.88 $10.72 ($1.84) ROE3 12% 15% ROTCE3,4 14 19 1,3 54 55 Memo: Adjusted expense 5 $65.5 $65.0 $0.5 Memo: Adjusted overhead ratio 1,3,5 53% 55% FY2020 Financial results1 $B, except per share data Note: Totals may not sum due to rounding 1 See note 1 on slide 22 2 See note 6 on slide 23 3 Actual numbers f or all periods, not ov er/(under) 4 See note 2 on slide 22 5 See note 3 on slide 22 6 Ref lects f ully taxable- $B FY2020 FY2019 Net charge-offs $5.3 $5.6 Reserve build/(release) 12.2 (0.0) Credit costs $17.5 $5.6 FY2020 Tax rate Effective rate: 17.7% Managed rate: 24.9%1,6 FY2020 ROE O/H ratio CCB 15% 55% CIB 20% 48% CB 11% 41% AWM 28% 70% 3

Consumer Card $5.7 $5.5 $6.6 $17.8 $0.0 $17.8 Home Lending 1.9 0.1 0.9 2.9 (0.9) 2.0 Other Consumer2 0.7 0.3 0.8 1.8 0.0 1.8 \ Total Consumer 8.3 5.9 8.3 22.5 (0.9) 21.6 Wholesale2 6.0 (1.6) 6.7 11.1 (2.0) 9.1 Securities N/A 0.0 0.1 0.1 (0.0) 0.1 Firmwide $14.3 $4.3 $15.2 $33.8 ($2.9) $30.8 9/30/2020 4Q20 Build/(release) 12/31/2020 1Q20-3Q20 Build/(release)12/31/2019 CECL adoption impact Note: Totals may not sum due to rounding 1 See note 1 on slide 23 2 -rated Business Banking and Auto dealer portf olios that are classif ied in Wholesale 4Q20 Reserves Allowance for credit losses ($B)1 4

Update on payment deferrals Consumer loans with payment deferral ($mm) Loan balance with payment deferral 12/31/2020 % of accounts Loan balance % of who exited with payment loan class payment deferral 6/30/2020 9/30/2020 deferral balance1 and are current2 Residential real estate (including third-party loans serviced)3 $54,532 $28,516 $23,522 3.8% 97% Residential real estate (retained) 3 20,548 11,458 10,106 4.5 95 Auto and other4 3,357 457 377 0.5 94 Credit card 4,384 368 264 0.2 90 Total consumer $62,273 $29,341 $24,163 2.9% 91% 5 Note: Totals may not sum due to rounding 1 Represents the unpaid principal balance of loans with pay ment def erral, div ided by the total unpaid principal balance of the respectiv e loan classes loans 2 Includes accounts less than 30 day s past due 3 Includes residential real estate loans held in CCB, AWM and Corporate 4 Excludes risk-rated business banking and auto dealer loans held in CCB and auto operating lease assets that were still with pay ment def erral as of the reporting date 5 85% of the balance that exited def erral are current as of the reporting date 5

Fortress balance sheet 1 Estimated f or the current period. See note 2 on slide 23 2 SLR includes temporary exclusions of U.S. Treasury securities and deposits at Federal Reserv e Banks 3 4 See note 2 on slide 22 5 See note 4 on slide 23 Capital return$B, except per share data The Board has authorized a $30B common share repurchase program Plan to resume buybacks in 1Q21, with a net capacity of $4.5B5 4Q20 Firm SLR excl. temporary relief 2: 5.8% 4Q20 3Q20 4Q19 Risk-based capital metrics1 CET1 capital $205 $198 $188 13.1% 13.1% 12.4% 13.8 13.8 13.4 Leverage-based capital metrics2 Firm SLR 6.9% 7.0% 6.3% Liquidity metrics3 Firm LCR 110% 114% 116% Bank LCR 160 157 116 Total excess HQLA $465 $448 $155 HQLA and unencumbered marketable securities 1,437 1,330 860 Balance sheet metrics Total assets (EOP) $3,386 $3,246 $2,687 Tangible book value per share4 66.11 63.93 60.98 6

Consumer & Community Banking[1]

$mm

	4Q20	$ O/(U) 3Q20	4Q19
Revenue[2]	$12,728	($167)	($1,152)
Consumer & Business Banking	5,744	47	(924)
Home Lending	1,456	(258)	206
Card & Auto[2]	5,528	44	(434)
Expense[2]	7,042	130	(74)
Credit costs	(83)	(878)	(1,290)
Net charge-offs (NCOs)	817	(278)	(541)
Change in allowance	(900)	(600)	(749)
Net income	$4,325	$454	$125

Key drivers/statistics ($B)[3]

	4Q20	3Q20	4Q19
Equity	$52.0	$52.0	$52.0
ROE	32%	29%	31%
Overhead ratio	55	54	51
Average loans[4]	$440.8	$442.5	$469.3
Average deposits	928.5	895.5	712.8
Active mobile customers (mm)	40.9	40.2	37.3
Debit & credit card sales volume	$299.4	$278.2	$295.6

- Average loans down 6% YoY
- Average deposits up 30% YoY
- Active mobile customers up 10% YoY
- Client investment assets up 17% YoY
- Debit & credit card sales volume up 1% YoY

Financial performance

- Net income of $4.3B, up 3% YoY
- Revenue of $12.7B, down 8% YoY
- Expense of $7.0B, down 1% YoY
- Credit costs: net benefit of $83mm
  - $900mm reserve release, entirely in Home Lending, vs. $151mm net reserve release in 4Q19
  - Net charge-offs were down $541mm YoY, predominantly driven by Card

Key drivers/statistics ($B) – detail by business

	4Q20	3Q20	4Q19
Consumer & Business Banking			
Business Banking average loans[5]	$43.7	$44.4	$24.4
Business Banking loan originations[6]	0.7	1.4	1.8
Client investment assets (EOP)	588.4	529.2	501.4
Deposit margin	1.41%	1.43%	2.27%
Home Lending			
Average loans[4]	$185.7	$192.2	$216.9
Loan originations[7]	32.5	29.0	33.3
EOP total loans serviced	626.3	654.0	761.4
Net charge-off/(recovery) rate	(0.11)%	0.02%	(0.05)%
Card & Auto			
Card average loans	$141.2	$140.4	$162.1
Auto average loans and leased assets	85.2	82.0	83.5
Auto loan and lease originations	11.0	11.4	8.5
Card net charge-off rate	2.17%	2.92%	3.01%
Credit Card net revenue rate[2]	11.22	10.96	10.65
Credit Card sales volume[8]	$197.0	$178.1	$204.2

[1] See note 1 on slide 22 and notes 5 and 8 on slide 23
[2] See note 6 on slide 23
For additional footnotes see slide 24

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JPMORGAN CHASE & CO.

Corporate & Investment Bank[1]

$mm

	4Q20	$ O/(U) 3Q20	$ O/(U) 4Q19
Revenue	$11,352	($194)	$1,649
Investment Banking revenue	2,497	410	674
Wholesale Payments	1,427	95	(62)
Lending	193	(140)	(57)
Total Banking	4,117	365	555
Fixed Income Markets	3,950	(647)	504
Equity Markets	1,989	(10)	481
Securities Services	1,053	24	(8)
Credit Adjustments & Other	243	74	117
Total Markets & Securities Services	7,235	(559)	1,094
Expense	4,939	(893)	(512)
Credit costs	(581)	(500)	(679)
Net income	$5,349	$1,040	$2,414

Key drivers/statistics ($B)[2]

	4Q20	3Q20	4Q19
Equity	$80.0	$80.0	$80.0
ROE	26%	21%	14%
Overhead ratio	44	51	56
Comp/revenue	17	23	24
IB fees ($mm)	$2,558	$2,165	$1,904
Average loans[3]	165.0	161.4	153.1
Average client deposits[4]	683.8	635.0	485.0
Merchant processing volume ($B)[5]	444.5	406.1	402.9
Assets under custody ($T)	31.0	28.6	26.8
ALL/EOP loans ex-conduits and trade[6]	2.54%	3.15%	1.31%
Net charge-off/(recovery) rate[6]	0.27	0.07	0.14
Average VaR ($mm)[7]	$91	$90	$37

[1] See note 1 on slide 22 and note 5 on slide 23
For additional footnotes see slide 24

Financial performance

- Net income of $5.3B, up 82% YoY; revenue of $11.4B, up 17%
- Banking revenue
  - IB revenue of $2.5B, up 37% YoY
    - IB fees, up 34%, reflecting higher fees across products
      - Ranked #1 in Global IB fees for 2020
  - Wholesale Payments revenue of $1.4B, down 4% YoY
  - Lending revenue was $193mm, down 23% YoY, driven by mark-to-market losses on hedges of accrual loans partially offset by higher net interest income and fees
- Markets & Securities Services revenue
  - Markets revenue of $5.9B, up 20% YoY
    - Fixed Income Markets revenue was $4.0B, up 15% YoY, driven by strong performance in Credit, Currencies & Emerging Markets and Commodities
    - Equity Markets revenue of $2.0B, up 32% YoY, predominantly driven by strong client activity in derivatives and Cash Equities
    - Securities Services revenue of $1.1B, down 1% YoY
- Expense of $4.9B, down 9% YoY, driven by lower compensation and lower legal expense
- Credit costs: net benefit of $581mm, driven by reserve releases

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JPMORGAN CHASE & CO.

Commercial Banking[1]

$mm

	4Q20	$ O/(U) 3Q20	4Q19
Revenue	$2,463	$178	$167
Middle Market Banking	947	67	10
Corporate Client Banking	856	48	98
Commercial Real Estate Banking	630	54	93
Other	30	9	(34)
Expense	950	(19)	9
Credit costs	(1,181)	(1,034)	(1,291)
Net income	$2,034	$948	$1,089

Key drivers/statistics ($B)[2]

	4Q20	3Q20	4Q19
Equity	$22.0	$22.0	$22.0
ROE	36%	19%	16%
Overhead ratio	39	42	41
Gross IB revenue ($mm)	$971	$840	$634
Average loans[3]	212.2	218.1	209.8
Average client deposits	276.7	248.3	182.5
Allowance for loan losses	3.3	4.5	2.8
Nonaccrual loans	1.4	1.6	0.5
Net charge-off/(recovery) rate[4]	0.31%	0.11%	0.17%
ALL/loans[4]	1.60	2.08	1.34

Financial performance

- Net income of $2.0B, up 115% YoY
- Revenue of $2.5B, up 7% YoY
  - Noninterest revenue of $0.9B, up 26% YoY, predominantly driven by higher investment banking revenue and deposit fees
  - Net interest income of $1.6B, down 1% YoY, driven by lower deposit margin, offset by higher deposit balances and lending revenue
  - Record gross IB revenue of $971mm, up 53% YoY
- Expense of $950mm, relatively flat YoY
- Credit costs: net benefit of $1.2B
  - Net charge-offs were $162mm
- Average loans of $212B, up 1% YoY
  - C&I[5] up 2% YoY and down 4% QoQ; the QoQ decrease was primarily due to reduced revolving credit utilization
  - CRE[5] flat YoY and down 1% QoQ
- Average deposits of $277B, up 52% YoY as client balances remain elevated

[1] See note 1 on slide 22 and note 5 on slide 23
For additional footnotes see slide 24

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JPMORGAN CHASE & CO.

Asset & Wealth Management1 4Q20 3Q20 4Q19 Revenue $3,867 $313 $353 Asset Management 2,210 286 318 Wealth Management 1,657 27 35 Expense 2,756 313 314 Credit costs (2) 50 (15) Net income $786 ($90) ($15) $ O/(U) Equity $10.5 $10.5 $10.5 ROE 29% 32% 29% Pretax margin 29 33 30 Assets under management ("AUM") $2,716 $2,560 $2,328 Client assets 3,652 3,370 3,089 Average loans 176.8 167.6 153.7 Average deposits 180.3 162.6 138.2 Key drivers/statistics ($B)2 Financial performance$mm Net income of $786mm, down 2% YoY Revenue of $3.9B, up 10% YoY Higher performance and management fees, as well as higher deposit and loan balances, were partially offset by deposit margin compression Expense of $2.8B, up 13% YoY, driven by higher legal expense and volume- and revenue-related expense AUM of $2.7T and client assets of $3.7T, were up 17% and 18% respectively, driven by inflows into both liquidity and long-term products as well as higher market levels Net inflows of $33B into long-term products and outflows of $36B from liquidity products in the quarter Average loans of $177B, up 15% YoY Average deposits of $180B, up 31% YoY 1 See note 1 on slide 22 and note 8 on slide 23 2 Actual numbers f or all periods, not ov er/(under) 10

Corporate1 4Q20 3Q20 4Q19 Revenue ($249) $90 ($21) Expense 361 (358) 18 Credit costs (42) (138) (41) Net income/(loss) ($358) $341 $3 $ O/(U) Financial performance$mm Revenue Revenue was a loss of $249mm Net interest income was down $730mm predominantly driven by lower rates, including the impact of faster prepayments on mortgage-backed securities, as well as limited deployment opportunities on the back of continued deposit growth The quarter included ~$540mm of net gains on certain legacy equity investments Expense Expense of $361mm was up $18mm YoY 1 See note 1 on slide 22 11

Agenda Page 1 4Q20 and FY2020 Financial results 1 2 2021 Financial outlook Income statement Balance sheet 12 15 3 Appendix Key drivers and performance targets by LOB 18 4 Notes 22

Net interest income 2021 Outlook Net interest income1 ($B) 1 See note 1 on slide 22 2 Outlook is based on implied rate curv es as of January 13, 2021 2019 2020 Balance sheet growth/mix CIB Markets/other 2021 $57.8 $55.0 ~$55.5 Strong deposit growth and higher Markets NII, partially offset by mix as loan growth remains muted ($1.5) $1.0 $1.0 1Q21: ~$13.6 4Q21: $14+ Risks / Opportunities +/- Pace of recovery +/- Card payment rate +/- Markets NII Rates2 12

Noninterest expense 2021 Outlook 1 See note 3 on slide 22 2019 2020 Investments Volume- and revenue- related growth Structural 2021 0.9 1.5 '20- $65.0 $65.5 $2.4 Non- technology ($0.5) $0.3 Technology $68+ CCB volume growth AWM distribution fees Brokerage & clearing Adjusted noninterest expense1 ($B) $0.3 FX impact Workforce optimization Technology efficiencies Largely offset by: Auto lease depreciation Compensation 13

Noninterest expense – Investments

Investments ($B)



$9.7
$10.0
Other
Broader distribution
Marketing
Technology
2019
2020

Non-technology: +$1.5B

Other

- $30B commitment to Path Forward initiative
- cxLoyalty

Broader distribution

- Front office hiring – primarily bankers and advisors
- Market expansion
  - CBB: U.S. market expansion
  - CB: domestic and international expansion
  - AWM & CIB: China

Marketing

- Normalization after temporary reduction in 2020

Technology: +$0.9B

- Continuing to improve digital consumer experiences
  - cxLoyalty
- Advancements in data analytics, cybersecurity, and artificial intelligence capabilities

Notable investment items



~$12.4
2021

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JPMorgan Chase & Co.

Agenda Page 1 4Q20 and FY2020 Financial results 1 2 2021 Financial outlook Income statement Balance sheet 12 15 3 Appendix Key drivers and performance targets by LOB 18 4 Notes 22

Current system expansion is likely to persist -19, has driven significant deposit growth in the U.S. banking system Federal Reserve balance sheet normalization will take several years Following initial tapering in 2015, balances remained ~flat for 3 years, followed by a gradual unwind $6.7 $7.3 $16.3 $6.9 $10.5 - 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 - 1.0 2.0 3.0 4.0 5.0 6.0 7.0 8.0 9.0 10.0 11.0 12.0 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 94% 64% QE #4 resulted in a rapid expansion through ~$3T of securities purchases ($T) QE #1 QE #2 QE #3 QE #4Tapering / Unwind Fed securities holdings2 +$1.3 +$0.5 +$1.6 +$3.0 1 Represents Deposits and Loans and leases at all U.S. commercial banks; Source: Federal Reserv e H.8 report Balances ref lect the last weekly reporting date f or each y ear 2 Source: Federal Reserv e H.4.1 report. Balances ref lect the last weekly reporting date f or each y ear Loans1 Deposits1 Loan to deposit ratio1 15

GSIB and Leverage are top of mind for capital in 2021 Original calibration of size-based rules did not contemplate the magnitude of this expansion Aligning size-based requirements to the current QE regime will promote financial stability 1 rule was f inalized on 7/20/2015, ef f ective 1/1/2019; data assumes Basel III f ully -phased in requirements 2 Index coef f icients to nominal GDP growth and rebase short- industry weighting 3 Illustrativ e projection of Fed securities holdings assumes a reduction at pace in line with the 2015-2019 timef rame QE tapering/unwind 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 JPM SLR-based capital requirements1 Fed securities holdings JPM GSIB score1 2013 - 2019 2021+2020 Calibration and adoption System expansion Leverage is binding w ithout exclusions Leverage is a backstop Market pressure to 4.0% or higher Continue to exclude cash at Fed and UST from exposure Expected to remain elevated3 Recalibrate to 3.5% or low er Adjusted exposure Index coefficients and normalize STWF2 Average quarterly exposure Remove cliff effects Incorporate SLR exclusion 16

Impact of size-based constraints on marginal deposit growth Excess liquidity combined with gold-plated size rules can lead to negative economics (100) 0 100 200 300 12/18 06/19 12/19 06/20 12/20 06/21 12/21 Deposit marginal economics1 through time (bps) High-rate environment Low-rate environment Higher capital Effect of binding SLR Issue preferred or retain common equity above 12% CET1 target Reduce or turn away deposits Recalibration 1 Assumes deposits are held as excess reserv es at the Fed earning the interest rate on excess reserv es and debt capital costs (capital costs applicable only when SLR is binding) 17

Agenda Page 1 4Q20 and FY2020 Financial results 1 2 2021 Financial outlook Income statement Balance sheet 12 15 3 Appendix Key drivers and performance targets by LOB 18 4 Notes 22

CCB Key drivers and performance targets[1]

($B, except ratios and where otherwise noted)

		2020	2019	YoYΔ
Consumer & Community Banking	Households[2] (mm)	63.3	62.6	1%
	Active mobile customers[3] (mm)	40.9	37.3	10
	Average loans[4]	$448	$478	(6)
	Average deposits	851	698	22
	Client investment assets (EOP)	588	501	17
	Debit & credit card sales volume	1,081	1,114	(3)
	Home Lending loan originations	114	105	8
	Auto loan & lease originations	38	34	13
	Net charge-offs	4.5	5.3	(14)
	Overhead ratio	55%	51%	3ppts
	ROE	15	31	(16ppts)

Outlook

- Expect an **ROE of 25%+/-** and an **overhead ratio of 50-55%** in a normalized environment
- **Net charge-offs** expected to be **higher in 2H21 vs. 1H21**

Key highlights

- **Delivered for our customers**
  - Provided customer assistance to ~2.0mm accounts (balances of ~$83B[5])
  - Supported small businesses through the Small Business Administration's Paycheck Protection Program
  - Operated no less than 75% of our branches throughout the pandemic (~90% currently open)
  - Pivoted $335mm of marketing investment to provide incremental value to our Card customers; contributed to a 3rd consecutive year of improved customer retention
- **Growth and market share gains**
  - Moved up to #1 in national retail deposit market share at 9.8%[6]
  - Primary bank relationships for over 75% of Consumer Banking checking households
  - Gained share in Home Lending jumbo[7] and Auto loan & lease[8] originations
  - Maintained #1 market share in Card, based on U.S. sales and outstandings[9]
- **New products and innovation**
  - Launched Chase Business Complete Banking with QuickAccept
    - Provides small business clients with credit & debit card payment acceptance capabilities integrated directly into their bank account
  - Expanded rewards with "Pay Yourself Back"
  - Introduced new lending capabilities with My Chase Plan / My Chase Loan
- **Digital adoption**
  - Overall CCB digital engagement at 69%; Business Banking at 86%[10]
  - Quick Deposit: >40% of all 4Q20 check deposits, up 10ppts from pre-COVID
  - Digital mortgage applications: >60% of all consumer applications in 4Q20
  - #1 in customer satisfaction with online banking among national banks, according to J.D. Power[11]

Note: totals may not sum due to rounding. For footnoted information, refer to slide 25

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JPMORGAN CHASE & CO.

CIB Key drivers and performance targets

($B, except ratios and where otherwise noted)

		2020	2019	YoYΔ
Corporate & Investment Bank	Revenue	$49.3	$39.3	26%
	Merchant processing volume[1]	1,597	1,512	6
	Markets revenue / day ($mm)[2]	113	81	40
	Average loans	169	155	9
	Average deposits[3]	611	465	31
	AUC (EOP, $T)	31	27	15
	IB fees share of wallet[4]	9.2%	8.9%	30bps
	Net charge-off rate	0.27	0.15	12bps
	Overhead ratio	48%	57%	(9ppts)
	ROE	20	14	6ppts

Outlook

- Expect an **ROE of ~16%, revenue of ~$43B,** and an **overhead ratio of 54%+/-** in a normalized environment

Key highlights

- **CIB ROE:** 20% in 2020 vs.14% in 2019
- **IB fees of $9.5B** up **25% YoY** with IB fee wallet **share of 9.2%** (highest since 2009)
  - Maintained **#1 rank** globally in **DCM, IG loans, HY bonds, HG bonds and leveraged loans**; maintained #2 rank in M&A and ECM
  - Regional leadership – #1 rank in NA and EMEA
- **Markets:** record performance in both FICC, up **45% YoY,** and Equities, up **33% YoY**
  - Fixed Income: continued focus on electronic trading to support our clients across flow and non-flow products, particular focus on international franchise
  - Equities: closed gap with top competitors in Cash and Prime brokerage; continue investments to target further market share gains
- **Securities Services:** strong new and organic client growth in both fund services and custody, with AUC at a record high of $31.0T, +15% YoY
- **Wholesale Payments:** continued strong organic growth, market share gains and higher customer satisfaction. Record **deposit growth**
  - Integrated value proposition across Treasury Services and Merchant Acquiring enables us to maintain and grow market share
  - **Digital journey:** continued focus on technology, innovation and product development
    - Includes blockchain efforts (Liink, JPM Coin) under newly created Onyx platform, Virtual Accounts (VAM), JPM Client eWallet and global Real-time Payments (RTP)
- Notable performance records: **best FY** ever for CIB revenue, Markets, Fixed Income Markets, Equity Markets, IB fees, debt underwriting, equity underwriting and net income

Note: Totals may not sum due to rounding
[1] Represents total merchant processing volume across CIB, CCB and CB
[2] Represents total Markets revenue (Fixed Income and Equities) divided by the number of business days in the reporting period
[3] Client deposits and other third-party liabilities pertain to the Wholesale Payments and Securities Services businesses
[4] Source: Dealogic as of January 4, 2021

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JPMORGAN CHASE & CO.

CB Key drivers and performance targets

($B, except ratios and where otherwise noted)

		2020	2019	YoYΔ
Commercial Banking	Gross IB revenue ($mm)	$3,348	$2,744	22%
	Wholesale payments revenue[1] ($mm)	1,439	1,453	(1)
	Average CRE loans	109	108	2
	Average C&I loans	110	100	9
	Average deposits	238	173	38
	Expansion market revenue ($mm)	911	804	13
	International revenue[2] ($mm)	459	510	(10)
	Net charge-off rate	0.18%	0.08%	11bps
	Overhead ratio	41%	40%	0ppts
	ROE	11	17	(6ppts)

Outlook

- Revised long-term gross IB target of **$4B**
- Maintain our long-term targets of:
  - **$1B each** of **expansion market revenue** and **international revenue**
  - **~18% ROE**
- In a normalized environment continue to expect a **40%+/- overhead ratio**

Key highlights

- **Record gross IB revenue** of $3.3B, up 22% YoY, delivering long-term revenue target
- Delivered over **1,600 new MMBSI relationships**, with over 1,200 added since March in a virtual/WFH environment
- **Invested in innovation** – launched new wholesale payment solutions, modernized loan platforms and deployed a new CRM tool to all CB front office teams
- **$21B of new[3] credit** extended to vital industries
  - $13B to hospitals and healthcare services
  - $4B for education
  - $4B to state and local governments
- Supported our clients through the Paycheck Protection Program

Note: Totals may not sum due to rounding
[1] Represents product revenue excluding deposit net interest income
[2] Denotes non-U.S. revenue from U.S. multinational clients and CCBSI expansion efforts to serve non-U.S. headquartered companies internationally
[3] Includes new credit commitment originations and existing credit commitments that experienced a major modification during 2020

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JPMORGAN CHASE & CO.

AWM Key drivers and performance targets[1]

($B, except ratios and where otherwise noted)

		2020	2019	YoYΔ
Asset & Wealth Management	Total AUM (EOP)	$2,716	$2,328	17%
	Total client assets (EOP)	3,652	3,089	18
	Long-term AUM flows[2]	92	97	5
	Liquidity AUM flows[2]	104	61	19
	Total client asset flows[2]	276	176	9
	Average loans	166	147	13
	Average deposits	162	135	20
	WM client advisors[3] (#)	6,876	6,615	4
	Pretax margin	28%	28%	0ppts
	Overhead ratio	70	72	(2ppts)
	ROE	28	26	1ppt

Outlook

- In a normalized environment continue to **expect long-term AUM flows of 4% of book, revenue growth of 5%, pre-tax margin and ROE of 25%+**

Key highlights

- Over $300B of total client position flows[4] and >$90B of long-term AUM flows in 2020
  - Growth expected to continue with additional advisor hiring and strong investment performance
    - Continued focus on growing our WM sales force
    - 5yr % of JPM mutual fund assets ranked in 1st or 2nd quartile – 68%[5]
- China: celebrating the Firm's 100th year in China
  - On track towards 100% ownership in CIFM[6]
- Retirement
  - **Launched EveryDay 401K** for small businesses with Chase Business Banking
  - Signed first client in new SmartSpending solution, with more products planned in 2021
- Alternatives
  - **Strong performance and pipeline** across $143B platform: Infrastructure, Tactical Credit, Hedge Fund of Funds
  - Robust product launch calendar for 2021
- Digital
  - **Morgan suite:** Morgan Money AUM +47% YoY to $145B and Digital Portfolio Insights analyses run +93% YoY to 135k
  - AM acquired 55ip, a FinTech company and pioneer in delivering tax-smart investment strategies through model portfolios
- 2021 Outlook
  - Confidence in organic growth story, pretax margin opportunity
  - Continue to look at M&A opportunities
- Notable performance records: **best FY** ever for AWM revenue, net income, total client asset flows, total client assets, total AUM, average loans and average deposits

Note: totals may not sum due to rounding. For footnoted information, refer to slide 26

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JPMORGAN CHASE & CO.

Agenda Page 1 4Q20 and FY2020 Financial results 1 2 2021 Financial outlook Income statement Balance sheet 12 15 3 Appendix Key drivers and performance targets by LOB 18 4 Notes 22

Notes on non-GAAP financial measures 1. rat Firmwide managed basis results are non-GAAP financial measures. The Firm also reviews the results of the lines of business on a definition of managed basis starts, in each case, with the reported U.S. GAAP results and includes certain reclassifications to present total net revenue for the Firm and each of the reportable business segments on a fully taxable- receive tax credits and tax-exempt securities is presented in the managed results on a basis comparable to taxable investments and securities. These financial m easures allow management to assess the comparability of revenue arising from both taxable and tax-exempt sources. The corresponding income tax impact related to tax-exempt items is recorded within income tax expense. These adjustments have no impact on net income as reported by the Firm as a whole or by the lines of busi nes results from a reported to managed basis, see page 7 of the Earnings Release Financial Supplement 2. ach non-GAAP financial measures. nd identifiable intangible assets (other than TCE, see page 9 of the Earnings Release rep period-end divided by common shares at period-end. Book value per share was $81.75, $79.08, and $75.98 at December 31, 2020, September 30, 2020, and December 31, 2019, respectively. TCE, ROTCE and TBVPS are utilized by the Firm, as well as investors and analysts, in assessi ng 3. Adjusted expense and adjusted overhead ratio are each non-GAAP financial measures. Adjusted expense excludes Firmwide legal expense of $276mm, $524mm, and $241mm for the three months ended December 31, 2020, September 30, 2020, and December 31, 2019, respectively; and $1.1B and $ 239mm for the full year 2020 net revenue. Management believes this information helps investors understand the effect of these items on reported results and provides an alternate presentat ion 4. -of- luding the impact of consolidated Firm-administered multi- rage ratio 22

Additional notes

1. Effective January 1, 2020, the Firm adopted the Financial Instruments - Credit Losses ("CECL") accounting guidance. Refer to Note 1 – Basis of Presentation on pages 98-99 of the Firm's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2020 for further information

2. Reflects the relief provided by the Federal Reserve Board (the "Federal Reserve") in response to the COVID-19 pandemic, including the CECL capital transition provisions that became effective in the first quarter of 2020. For the periods ended December 31, 2020 and September 30, 2020, the impact of the CECL capital transition provisions resulted in an increase to CET1 capital of $5.7B and $6.4B, respectively. Refer to Regulatory Developments Relating to the COVID-19 Pandemic on pages 11-12 and Capital Risk Management on pages 49-54 of the Firm's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2020 for additional information. Refer to Capital Risk Management on pages 85-92 of the Firm's 2019 Form 10-K for additional information on the Firm's capital metrics

3. Total excess high-quality liquid assets ("HQLA") represent the average unencumbered liquid assets that are in excess of what is required to meet the estimated Firm and Bank total net cash outflows over a prospective 30 calendar-day period of significant stress under the LCR rule. HQLA and unencumbered marketable securities, includes the Firm's average HQLA, other end-of-period HQLA-eligible securities which are included as part of the excess liquidity at the Bank that are not transferable to non-bank affiliates and thus excluded from the Firm's LCR under the LCR rule, and other end-of-period unencumbered marketable securities, such as equity securities and fixed income debt securities. Does not include borrowing capacity at Federal Home Loan Banks and the discount window at the Federal Reserve Bank. Refer to Liquidity Risk Management on pages 55-59 of the Firm's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2020 and on pages 93-98 of the Firm's 2019 Form 10-K for additional information

4. On September 30, 2020, the Federal Reserve extended its requirement for large banks to suspend net share repurchases through the end of the fourth quarter of 2020. On December 18, 2020, the Federal Reserve announced that all large banks, including the Firm, could resume share repurchases commencing in the first quarter of 2021. Total net repurchases and common dividends in the first quarter of 2021 are restricted and cannot exceed the average of the Firm's net income for the four preceding calendar quarters. For further information, see page 10 of the Earnings Release Financial Supplement

5. In the fourth quarter of 2020, payment processing-only clients along with the associated revenue and expenses were realigned to CIB's Wholesale Payments business from CCB and CB. Prior-period amounts have been revised to conform with the current presentation. Refer to Business segment changes on page 21 of the Firm's Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2020 for further information

6. In the second quarter of 2020, the Firm reclassified certain spend-based credit card reward costs from marketing expense to be a reduction of card income, with no effect on net income. Prior-period amounts have been revised to conform with the current presentation

7. In the third quarter of 2020, the Firm reclassified certain fair value option elected lending-related positions from trading assets to loans. Prior-period amounts have been revised to conform with the current presentation

8. In the fourth quarter of 2020, the Firm realigned certain wealth management clients from AWM to CCB. Prior-period amounts have been revised to conform with the current presentation. Refer to page 29 of the Earnings Release Financial Supplement for further information

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JPMORGAN CHASE & CO.

Additional notes on slides 7-9 Slide 7 Consumer & Community Banking 3. Actual numbers for all periods, not over/(under) 4. See note 7 on slide 23 5. Includes the impact of loans originated under the PPP. For further information, see page 12 of the Earnings Release Financial Supplement 6. Included $396mm of origination volume under the PPP for the three months ended September 30, 2020 7. Firmwide mortgage origination volume was $37.0B, $36.2B, $37.4B for the three months ended December 31, 2020, September 30, 2 020, and December 31, 2019, respectively 8. Excludes Commercial Card Slide 8 Corporate & Investment Bank 2. Actual numbers for all periods, not over/(under) 3. See note 7 on slide 23 4. Client deposits and other third-party liabilities pertain to the Wholesale Payments and Securities Services businesses 5. Represents total merchant processing volume across CIB, CCB and CB 6. Loans held-for-sale and loans at fair value were excluded when calculating the loan loss coverage ratio and net charge-off/(recovery) rate. ALL/EOP loans as reported was 1.77%, 2.26%, and 0.99% at December 31, 2020, September 30, 2020, and December 31, 2019, respectively. See note 4 on slid e 22 7. Effective January 1, 2020, the Firm refined the scope of VaR own credit spread on fair value option elected liabilities, and included these positions in other sensitivity-based measures. Additionally, effective July 1, 2020, the Firm refined the scope of VaR to exclude certain asset-backed fair value option elected loans, and included them in other sensitivity-based measures to more effectively measure the risk from these loans. In the absence of these refinements, the average VaR for each of the following reported components would have been different by the following amounts: CIB fixed income of $33mm and $15mm, CIB Trading VaR of $30mm and $11mm and CIB VaR of $29mm and $11mm for the three months ended December 31, 2020 and September 30, 2020, respectively Slide 9 Commercial Banking 2. Actual numbers for all periods, not over/(under) 3. Includes the impact of loans originated under the PPP. For further information, see page 19 of the Earnings Release Financial Supplement 4. Loans held-for-sale and loans at fair value were excluded when calculating the net charge-off/(recovery) rate and loan loss coverage ratio 5. and do not align with regulatory definitions 24

Notes on slides 18 – CCB Key drivers and performance targets

1. See note 1 on slide 22 and notes 5 and 8 on slide 23
2. 2020 reflects households as of November 2020
3. Users of all mobile platforms who have logged in within the past 90 days
4. Includes ~$37B of loan sales for FY2019 and FY2020. Reflects unpaid principal balances (UPB) at the time of sale
5. ~$83B represents the December 31, 2020 balances for accounts provided payment relief, including those currently enrolled in relief and those who have exited relief. Includes residential real estate loans held in CCB, AWM and Corporate
6. FDIC 2020 Summary of Deposits survey per S&P Global Market Intelligence. Limits all branches to $500mm deposits. Includes all commercial banks, savings banks, and savings institutions as defined by the FDIC
7. Inside Mortgage Finance and JPMorgan Chase internal data as of 3Q20
8. Experian AutoCount data as of November 2020. Reflects financing market share for new and used loan and lease units at franchised and independent dealers
9. Based on 3Q20 sales volume and loans outstanding disclosures by peers (C, BAC, COF, AXP, DFS) and JP Morgan Chase estimates. Sales volume excludes private label and Commercial Card. AXP reflects the U.S. Consumer segment and JPMorgan Chase estimates for AXP's U.S. small business sales. Loans outstanding exclude private label, AXP Charge Card, and Citi Retail Cards
10. CCB digital engagement reflects CCB customers as of December 2020 and excludes the impact from the reorganization of the J.P. Morgan Wealth Management business outlined in note 8 on slide 23. Business Banking digital engagement reflects households as of November 2020
11. Based on the J.D. Power 2020 U.S. Online Banking Satisfaction Study

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JPMorgan Chase & Co.

Notes on slides 21 AWM Key drivers and performance targets 1. See note 1 on slide 22 and notes 5 and 8 on slide 23 2. YoY represents net flows as a % of starting balance (book of business) 3. Includes AWM and CCB advisors 4. Total client positions represents the sum of total client assets and credit, which includes loans, margin lending and lending -related commitments 5. Quartile ranking sourced from Lipper, Morningstar, Nomura and Fund Doctor based on country of domicile. Includes only Asset Management retail open-ended mutual funds that are ranked by the aforementioned sources. Excludes money market funds, Undiscovered Managers Fund, and Brazil domi ciled funds. Quartile rankings are done on the net-of-fee absolute return of each fund. The data providers redenominate the asset values into U.S. dollars. This % of AUM is based on fund performance le cases will be the most retail version (based upon annual management charge, minimum investment, currency and other factors). Where peer group rankings given for a fun en different if all funds/accounts would have been included. Past performance is not indicative of future results 6. CIFM China International Fund Management 26

Forward-looking statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the current beliefs and expectations of JPMorgan Chase & forth in the forward- materially from those described in the forward- Annual Report on Form 10-K for the year ended December 31, 2019 and Quarterly Reports on Form 10-Q for the quarterly periods ended September 30, 2020, June 30, 2020 and March 31, 2020, which have been filed with the (https://jpmorganchaseco.gcs-web.com/financial-information/sec-filings), and on the Securities and Exchange -looking statements. 27